                                                               EXHIBIT A

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             07/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-3                                   WEIGHTED AVERAGE PC RATE:    6.91496%

POOL NUMBER:  Group 1 = 1727, 1728, 1731

____________________________________________________________________________________________

ISSUE DATE:  05/01/2001

CERTIFICATE BALANCE AT ISSUE:    $514,938,237.14

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1187                         $489,570,245.39

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $366,267.72

Unscheduled Principal Collection/Reversals                           $447,706.05

Liquidations-in-full                                      33      $12,852,635.78

Net principal Distributed                                         $13,666,609.55    ($13,666,609.55)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1154                         $475,903,635.84

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,128,101.07

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $305,121.39

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $16,489,589.23

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             07/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-3                                   WEIGHTED AVERAGE PC RATE:    6.91496%

POOL NUMBER:  Group 1 = 1727, 1728, 1731

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $13,666,609.55     $2,822,979.68             $0.00     $2,822,979.68             $0.00    $16,489,589.23

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $5,402,793.00             $0.00             $0.00             $0.00     $5,402,793.00

Bankruptcy Bond

   Single-Units           $167,430.00             $0.00             $0.00             $0.00       $167,430.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $3,064,647.56             $0.00             $0.00             $0.00     $3,064,647.56

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   66     $25,846,486.43         2        $792,520.48         1        $362,846.02

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 07/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $6,936,210.97

                CB2                $5,394,833.20

                CB3                $2,825,864.92

                CB4                $1,284,483.14

                CB5                $1,541,380.76

                CB6                $1,284,485.14

                              __________________

                Total             $19,267,258.13

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT A

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2001):

SERIES:  2001-3                 POOL NUMBER:  Group 1 = 1727, 1728, 1731

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $475,903,635.84**       $27,001,852.93***       $25,846,486.43***

Number:                         1214                     69                      66

% of Pool:                    100.00%                  5.67%                   5.43%

(Dollars)

% of Pool:                    100.00%                  5.68%                   5.44%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:          $792,520.48***          $362,846.02***                $0.00***

Number:                           2                       1                       0

% of Pool:                    0.17%                    0.08%                   0.00%

(Dollars)

% of Pool:                    0.16%                    0.08%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2001 scheduled payments and June 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

June 30, 2001.

Trading Factor, calculated as of distribution date : 0.92419551.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2001, and unscheduled prepayments in months prior to July ) can be calculated.